Exhibit 10.81

Form of Secured Convertible Bridge Note

THIS NOTE AND THE SECURITIES ISSUABLE ON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACTS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.

TASKER PRODUCTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

December __, 2006
(the “Issuance Date”)

$__________	No. __

FOR VALUE RECEIVED, Tasker Products Corp., a Nevada corporation (the “Company”), hereby promises to pay to ____________________ or its registered assign (the “Holder”) upon the earlier of (i) June __, 2007, and (ii) an Event of Default (as defined below), the principal sum of _______________________________ Dollars and No Cents ($__________) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in lawful money of the United States on presentation and surrender of this Note to the Company, plus interest as set forth in Section 1 below accrued on such unpaid principal amount from time to time outstanding until paid. This Secured Convertible Promissory Note (this “Note”) is one of a series of Secured Convertible Promissory Notes containing substantially identical terms and conditions issued by the Company pursuant to certain Subscription Agreements (the “Subscription Agreements”; and such offering, the “Offering”) on the date hereof and as may be hereinafter issued in the aggregate amount of up to $4,400,000 in connection with the Offering. Such notes are referred to herein, collectively, as the “Series Notes,” the holders thereof are referred to herein as the “Holders” and the Holders of a majority in principal amount of then outstanding Series Notes are referred to herein as the “Required Holders.” This Note is subject to the following terms and conditions.

  1. Interest; Payments. (a) Interest shall accrue at a rate equal to ten percent (10%) per annum (the “Interest Rate”) beginning on the Interest Commencement Date on the unpaid principal amount of this Note and shall be payable quarterly in cash thereafter; provided, that so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the lesser of 18% per annum or the maximum amount permitted by applicable law, retroactive to the Interest Commencement Date on the unpaid principal amount of this Note outstanding from time to time through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.

  (b) Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined herein), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

   (c) Payment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued and unpaid interest then due and payable and the remainder applied to the principal. The Company may not prepay the outstanding principal amount of this Note, or any accrued interest thereon, in whole or in part, without the consent of the Required Holders; provided, however, that any prepayment may only be made if a simultaneous prepayment on the same pro rata basis (based on the outstanding principal balances of all outstanding Series Notes) is made on all other Series Notes.

2. Conversion; No Fractional Shares.

  (a) Conversion Upon Financing Event. If all or any of the principal and accrued but unpaid interest underlying this Note remains outstanding prior to the next sale by the Company of its debt or equity securities (the “Financing Securities”) which yields gross proceeds to the Company of at least $10,000,000 (including new money received by the Company in connection with such financing and the principal amount of all converted Notes) (a “Financing Event”), the Holder shall have the right, at its option, at any time prior to the close of the Financing Event, to convert the outstanding principal balance and accrued and unpaid interest on this Note, or any portion thereof, into the number of fully paid and non-assessable shares of Financing Securities issued by the Company as a result of the Financing Event, at a conversion price per share (the “Financing Price”) equal to eighty percent (80%) of the price paid by the investors in the Financing Event. Notwithstanding the foregoing or anything else to the contrary contained herein, upon the written consent of the Required Holders, all outstanding principal and accrued but unpaid interest under this Note and the other Series Notes shall be converted into Financing Securities at the Financing Price.

(b) Optional Conversion. The Holder shall have the right at its option to convert the outstanding principal and accrued but unpaid interest underlying this Note, or any portion thereof, into the number of fully paid and non-assessable shares of the Company’s common stock (“Common Stock”) at a conversion price of $0.0725 per share (the “Conversion Price”).

   (c)  No Requirement to Issue Fractional Shares. The Company shall not be required to issue fractional shares of the Financing Securities upon the conversion of this Note. If any fractional interest in shares of the Company would, except for the provisions of this Section 2, be deliverable upon the conversion of any part of this Note, the Company shall pay the cash value of that fractional share, calculated on the basis of the then-effective Financing Price or Conversion Price, as the case may be.

  3.Events of Default.

   (a) Each of the following events is hereinafter sometimes referred to as an “Event of Default”:

  (i) the Company makes default in payment of the outstanding principal or accrued but unpaid interest hereunder when the same becomes due under any provision hereof; or

(ii) if the Company makes default in any material respect in observing or performing any other covenant or condition of this Note or the Subscription Agreement to which Holder is a party and if such default continues for a period of ten (10) days after notice in writing has been given to the Company by the Holder specifying such default and requiring the Company to rectify the same, unless the Holder (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Holder; or

(iii)  any representation or warranty of the Company contained in this Note or in the Subscription Agreement to which Holder is a party proves to be untrue; or

(iv) if the Company shall (i) apply for or consent to the appointment of a receiver, trustee or custodian of itself or of all or a substantial part of its assets or property, (ii) make a general assignment for the benefit of its creditors, (iii) become insolvent (as such term may be defined or interpreted under any applicable statute), (iv) commence a voluntary case or other proceeding seeking reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its assets or property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

(v) if proceedings for the appointment of a receiver, trustee or custodian of the Company or of all or a substantial part of the assets or property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

   (b) Acceleration on Default. If any Event of Default has occurred, the Holder may, by written notice to the Company, declare the principal amount of this Note then outstanding plus all accrued and unpaid interest hereunder and any other monies payable hereunder immediately due and payable to the Holder without presentment, demand, protest or other notice of any kind (provided that in the case of any of the Events of Default specified in clause (d) or (e) in Section 3 above, without any notice to the Company), notwithstanding anything contained herein to the contrary, and the Company shall pay forthwith to the Holder the principal amount of this Note then outstanding plus all accrued and unpaid interest to the date of payment and all other moneys payable hereunder. Nothing contained in this Section 3(b) shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holder hereof the principal hereof and interest thereon as and when the same becomes due and payable, or shall prevent Holder upon default, from exercising all rights, powers and remedies otherwise provided herein or by law.

   (c)  Other Holders. If the Holder shall make a demand for payment pursuant to the terms hereof, the Company shall immediately notify the other Holders and such Holders shall have the option at such time to demand payment from the Company (pursuant to the terms of such Holders’ Series Note) which demand shall relate back to the time of the demand made by the Holder of this Note, if applicable. It is intended that all Holders receive payments or distributions on account of indebtedness due under the Series Notes simultaneously, pari passu, and pro rata based on the outstanding principal amount of the Series Note held by each such Holder. In the event that any payment or distribution of assets of any kind or character, whether in cash, property or securities (excluding any capital stock of the Company into which all or any portion of the indebtedness due under this Note may be converted pursuant to the terms of this Note) shall be received by any Holder of a Series Note and the other Holders shall have made a demand for payment under the terms of such Series Note and such Holder shall not (i) have already been paid in full (or converted to equity securities of the Company in accordance with its terms) or (ii) have simultaneously received payment or distribution of a like amount (which is pro rata based on the outstanding principal balances of all outstanding Series Notes for which a demand has been made), such payment or distribution shall be held by such distributee and shall be paid over to all such Holders to give effect to the second sentence of this Section 3(c).

  4. Adjustments of Conversion Price and Number of Conversion Shares.

   (a)  The number and kind of securities purchasable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time upon the happening of any of the following: in case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares of Common Stock issuable upon conversion of this Note immediately prior thereto (the “Conversion Shares”) shall be adjusted so that the Holder shall be entitled to receive the kind and number of Conversion Shares or other securities of the Company which it would have owned or have been entitled to receive had such Note been converted in advance thereof. Upon each such adjustment of the kind and number of Conversion Shares or other securities of the Company which are issuable hereunder, the Holder shall thereafter be entitled to receive the number of Conversion Shares or other securities resulting from such adjustment at a Conversion Price per Conversion Share or other security obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Shares issuable pursuant hereto immediately prior to such adjustment and dividing by the number of Conversion Shares or other securities of the Company that are issuable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

   (b)  In the event that on or subsequent to the Closing Date, the Company issues or sells any Common Stock, any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than (i) shares which are issued pursuant to the Securities, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Company’s Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date hereof, or (iii) shares of Common Stock issued pursuant to a stock dividend, split or other similar transaction) at an effective price per share which is less than the then applicable Conversion Price (such conversion price per share, the “Adjusted Conversion Price”), then the Conversion Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount equal to the Adjusted Conversion Price.

5.Miscellaneous.

   (a) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.

   (b) Costs and Expenses. The Company shall pay to the Holder upon demand all costs, charges and expenses (including legal fees) of or reasonably incurred by the Holder in connection with the recovery or enforcement of payment of any of the monies owing hereunder.

   (c)  Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Required Holders. Any such waiver shall be effective only in the specific instance.

   (d) Compliance with Securities Laws; Transfer. By acceptance of this Note, the Holder acknowledges, represents and warrants to the Company that (a) it is acquiring this Note (and the shares of the Financing Securities or the Common Stock issuable upon conversion of this Note, and the securities issuable, directly or indirectly, upon conversion of the Financing Securities, if any; collectively referred to as the “Securities”) for investment for such Holder’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part hereof; and Holder has not been organized for the purpose of acquiring this Note or any of the other Securities (or if Holder was organized for the purpose of acquiring this Note or any of the other Securities, all of its equity owners are accredited investors within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended); (b) Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as presently in effect; and (c) Holder is a resident of, or has a principal place of business in, the State indicated in the address for the Holder set forth in the Subscription Agreement to which Holder is a party. Subject to compliance with the provisions of the Securities Act, and of all applicable state securities laws and regulations, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee.

   (e)  Lost, Stolen, Damaged and Destroyed Notes. At the request of the Holder, the Company will issue, at the Company’s expense, in replacement of this Note if lost, stolen, damaged or destroyed, upon surrender of the mutilated portions hereof, if any, a new Note of the same denomination, of the same unpaid principal amount and otherwise of the same tenor as, the Note so lost, stolen, damaged or destroyed. The Company may condition the replacement of this Note reported by the Holder as lost, stolen, damaged or destroyed, upon the receipt from such Holder of an affidavit of lost security and indemnification reasonably acceptable to the Company.

   (f)  Business Day. Whenever any payment hereunder shall be stated to be due, or whenever any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made or such other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are otherwise open for business in New York, New York.

   (g)  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

   (h)  Security Interest.

(i) Creation of Security Interest. In order to secure the payment of the principal and interest and all other obligations of the Company hereunder now or hereafter owed by the Company to Holder (the “Secured Obligations”), the Company hereby grants to Holder (or its designee) (the “Secured Party”) a first priority security interest in all of the Company’s assets (including after-acquired assets, all receivables, intellectual property and the stock in its subsidiaries (collectively, the “Collateral”) on the terms and conditions set forth in this Note and the other transaction documents.

(ii) Uniform Commercial Code Security Agreement. This Section is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Company hereby grants Holder a security interest in said items. The Company agrees that Holder may file any appropriate document in the appropriate index or filing office as a financing statement for any of the items specified above as part of the Collateral. In addition, the Company agrees to execute and deliver to the Holder, upon the Holder’s request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Note in such form as the Holder may reasonably require to perfect a security interest with respect to said items. The Company shall pay all costs of filing such financing statements in all jurisdictions requested by Holder including the costs of any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Holder may reasonably require. Without the prior written consent of Holder, the Company shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, other than the security interests of Secured Party, including replacements and additions thereto. Upon the occurrence of an Event of Default, the Secured Party shall have the remedies of a payee under the Uniform Commercial Code and, at Secured Party's option, may also invoke the other remedies provided in this Note as to such items. In exercising any of said remedies, Secured Party may proceed against Collateral without in any way affecting the availability of Secured Party's remedies under the Uniform Commercial Code or of the other remedies provided in this Note.

   (i)  Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

   (j)  Invalidity. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

   (k)  Headings. Headings used in this Note are inserted for convenience only and shall not affect the meaning of any term or provision of this Note.

   (l)  Assignment. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder.

   (m)  CONSENT TO JURISDICTION. THE CORPORATION AND HOLDER EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. THE CORPORATION AND HOLDER EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN EITHER THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND ACCORDINGLY, THE CORPORATION AND HOLDER EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

   (n)  Entire Agreement. This Note, the other Series Notes, the Subscription Agreements, the Investor Questionnaire and the Warrants issued to the Holders exercisable for shares of the Company’s Common Stock (collectively, the “Financing Documents”) are intended by the Company and the Holders to be the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. The Financing Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer as of the ___ day of December, 2006.

TASKER PRODUCTS CORP.

By:
Name:

Title: Form of Secured Convertible Bridge Note

THIS NOTE AND THE SECURITIES ISSUABLE ON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACTS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.

TASKER PRODUCTS CORP.

SECURED CONVERTIBLE PROMISSORY NOTE

December __, 2006

(the “Issuance Date”)

$__________	No. __

FOR VALUE RECEIVED, Tasker Products Corp., a Nevada corporation (the “Company”), hereby promises to pay to ____________________ or its registered assign (the “Holder”) upon the earlier of (i) June __, 2007, and (ii) an Event of Default (as defined below), the principal sum of _______________________________ Dollars and No Cents ($__________) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in lawful money of the United States on presentation and surrender of this Note to the Company, plus interest as set forth in Section 1 below accrued on such unpaid principal amount from time to time outstanding until paid. This Secured Convertible Promissory Note (this “Note”) is one of a series of Secured Convertible Promissory Notes containing substantially identical terms and conditions issued by the Company pursuant to certain Subscription Agreements (the “Subscription Agreements”; and such offering, the “Offering”) on the date hereof and as may be hereinafter issued in the aggregate amount of up to $4,400,000 in connection with the Offering. Such notes are referred to herein, collectively, as the “Series Notes,” the holders thereof are referred to herein as the “Holders” and the Holders of a majority in principal amount of then outstanding Series Notes are referred to herein as the “Required Holders.” This Note is subject to the following terms and conditions.

1.  Interest; Payments. (a) Interest shall accrue at a rate equal to ten percent (10%) per annum (the “Interest Rate”) beginning on the Interest Commencement Date on the unpaid principal amount of this Note and shall be payable quarterly in cash thereafter; provided, that so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the lesser of 18% per annum or the maximum amount permitted by applicable law, retroactive to the Interest Commencement Date on the unpaid principal amount of this Note outstanding from time to time through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.

(b)  Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined herein), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

  (c)  Payment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued and unpaid interest then due and payable and the remainder applied to the principal. The Company may not prepay the outstanding principal amount of this Note, or any accrued interest thereon, in whole or in part, without the consent of the Required Holders; provided, however, that any prepayment may only be made if a simultaneous prepayment on the same pro rata basis (based on the outstanding principal balances of all outstanding Series Notes) is made on all other Series Notes.

2.  Conversion; No Fractional Shares.

  (a) Conversion Upon Financing Event. If all or any of the principal and accrued but unpaid interest underlying this Note remains outstanding prior to the next sale by the Company of its debt or equity securities (the “Financing Securities”) which yields gross proceeds to the Company of at least $10,000,000 (including new money received by the Company in connection with such financing and the principal amount of all converted Notes) (a “Financing Event”), the Holder shall have the right, at its option, at any time prior to the close of the Financing Event, to convert the outstanding principal balance and accrued and unpaid interest on this Note, or any portion thereof, into the number of fully paid and non-assessable shares of Financing Securities issued by the Company as a result of the Financing Event, at a conversion price per share (the “Financing Price”) equal to eighty percent (80%) of the price paid by the investors in the Financing Event. Notwithstanding the foregoing or anything else to the contrary contained herein, upon the written consent of the Required Holders, all outstanding principal and accrued but unpaid interest under this Note and the other Series Notes shall be converted into Financing Securities at the Financing Price.

(b) Optional Conversion. The Holder shall have the right at its option to convert the outstanding principal and accrued but unpaid interest underlying this Note, or any portion thereof, into the number of fully paid and non-assessable shares of the Company’s common stock (“Common Stock”) at a conversion price of $0.0725 per share (the “Conversion Price”).

   (c)  No Requirement to Issue Fractional Shares. The Company shall not be required to issue fractional shares of the Financing Securities upon the conversion of this Note. If any fractional interest in shares of the Company would, except for the provisions of this Section 2, be deliverable upon the conversion of any part of this Note, the Company shall pay the cash value of that fractional share, calculated on the basis of the then-effective Financing Price or Conversion Price, as the case may be.

3.  Events of Default.

   (a)  Each of the following events is hereinafter sometimes referred to as an “Event of Default”:

(i)  the Company makes default in payment of the outstanding principal or accrued but unpaid interest hereunder when the same becomes due under any provision hereof; or

(ii) if the Company makes default in any material respect in observing or performing any other covenant or condition of this Note or the Subscription Agreement to which Holder is a party and if such default continues for a period of ten (10) days after notice in writing has been given to the Company by the Holder specifying such default and requiring the Company to rectify the same, unless the Holder (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Holder; or

(iii)  any representation or warranty of the Company contained in this Note or in the Subscription Agreement to which Holder is a party proves to be untrue; or

(iv) if the Company shall (i) apply for or consent to the appointment of a receiver, trustee or custodian of itself or of all or a substantial part of its assets or property, (ii) make a general assignment for the benefit of its creditors, (iii) become insolvent (as such term may be defined or interpreted under any applicable statute), (iv) commence a voluntary case or other proceeding seeking reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its assets or property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

(v) if proceedings for the appointment of a receiver, trustee or custodian of the Company or of all or a substantial part of the assets or property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

   (b) Acceleration on Default. If any Event of Default has occurred, the Holder may, by written notice to the Company, declare the principal amount of this Note then outstanding plus all accrued and unpaid interest hereunder and any other monies payable hereunder immediately due and payable to the Holder without presentment, demand, protest or other notice of any kind (provided that in the case of any of the Events of Default specified in clause (d) or (e) in Section 3 above, without any notice to the Company), notwithstanding anything contained herein to the contrary, and the Company shall pay forthwith to the Holder the principal amount of this Note then outstanding plus all accrued and unpaid interest to the date of payment and all other moneys payable hereunder. Nothing contained in this Section 3(b) shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holder hereof the principal hereof and interest thereon as and when the same becomes due and payable, or shall prevent Holder upon default, from exercising all rights, powers and remedies otherwise provided herein or by law.

   (c)  Other Holders. If the Holder shall make a demand for payment pursuant to the terms hereof, the Company shall immediately notify the other Holders and such Holders shall have the option at such time to demand payment from the Company (pursuant to the terms of such Holders’ Series Note) which demand shall relate back to the time of the demand made by the Holder of this Note, if applicable. It is intended that all Holders receive payments or distributions on account of indebtedness due under the Series Notes simultaneously, pari passu, and pro rata based on the outstanding principal amount of the Series Note held by each such Holder. In the event that any payment or distribution of assets of any kind or character, whether in cash, property or securities (excluding any capital stock of the Company into which all or any portion of the indebtedness due under this Note may be converted pursuant to the terms of this Note) shall be received by any Holder of a Series Note and the other Holders shall have made a demand for payment under the terms of such Series Note and such Holder shall not (i) have already been paid in full (or converted to equity securities of the Company in accordance with its terms) or (ii) have simultaneously received payment or distribution of a like amount (which is pro rata based on the outstanding principal balances of all outstanding Series Notes for which a demand has been made), such payment or distribution shall be held by such distributee and shall be paid over to all such Holders to give effect to the second sentence of this Section 3(c).

  4.  Adjustments of Conversion Price and Number of Conversion Shares.

   (a)  The number and kind of securities purchasable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time upon the happening of any of the following: in case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares of Common Stock issuable upon conversion of this Note immediately prior thereto (the “Conversion Shares”) shall be adjusted so that the Holder shall be entitled to receive the kind and number of Conversion Shares or other securities of the Company which it would have owned or have been entitled to receive had such Note been converted in advance thereof. Upon each such adjustment of the kind and number of Conversion Shares or other securities of the Company which are issuable hereunder, the Holder shall thereafter be entitled to receive the number of Conversion Shares or other securities resulting from such adjustment at a Conversion Price per Conversion Share or other security obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Shares issuable pursuant hereto immediately prior to such adjustment and dividing by the number of Conversion Shares or other securities of the Company that are issuable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

   (b)  In the event that on or subsequent to the Closing Date, the Company issues or sells any Common Stock, any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than (i) shares which are issued pursuant to the Securities, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Company’s Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date hereof, or (iii) shares of Common Stock issued pursuant to a stock dividend, split or other similar transaction) at an effective price per share which is less than the then applicable Conversion Price (such conversion price per share, the “Adjusted Conversion Price”), then the Conversion Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount equal to the Adjusted Conversion Price.

5. Miscellaneous.

   (a) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.

   (b) Costs and Expenses. The Company shall pay to the Holder upon demand all costs, charges and expenses (including legal fees) of or reasonably incurred by the Holder in connection with the recovery or enforcement of payment of any of the monies owing hereunder.

   (c)  Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Required Holders. Any such waiver shall be effective only in the specific instance.

   (d) Compliance with Securities Laws; Transfer. By acceptance of this Note, the Holder acknowledges, represents and warrants to the Company that (a) it is acquiring this Note (and the shares of the Financing Securities or the Common Stock issuable upon conversion of this Note, and the securities issuable, directly or indirectly, upon conversion of the Financing Securities, if any; collectively referred to as the “Securities”) for investment for such Holder’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part hereof; and Holder has not been organized for the purpose of acquiring this Note or any of the other Securities (or if Holder was organized for the purpose of acquiring this Note or any of the other Securities, all of its equity owners are accredited investors within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended); (b) Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as presently in effect; and (c) Holder is a resident of, or has a principal place of business in, the State indicated in the address for the Holder set forth in the Subscription Agreement to which Holder is a party. Subject to compliance with the provisions of the Securities Act, and of all applicable state securities laws and regulations, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee.

   (e)  Lost, Stolen, Damaged and Destroyed Notes. At the request of the Holder, the Company will issue, at the Company’s expense, in replacement of this Note if lost, stolen, damaged or destroyed, upon surrender of the mutilated portions hereof, if any, a new Note of the same denomination, of the same unpaid principal amount and otherwise of the same tenor as, the Note so lost, stolen, damaged or destroyed. The Company may condition the replacement of this Note reported by the Holder as lost, stolen, damaged or destroyed, upon the receipt from such Holder of an affidavit of lost security and indemnification reasonably acceptable to the Company.

   (f)  Business Day. Whenever any payment hereunder shall be stated to be due, or whenever any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made or such other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are otherwise open for business in New York, New York.

   (g)  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

   (h)  Security Interest.

(i) Creation of Security Interest. In order to secure the payment of the principal and interest and all other obligations of the Company hereunder now or hereafter owed by the Company to Holder (the “Secured Obligations”), the Company hereby grants to Holder (or its designee) (the “Secured Party”) a first priority security interest in all of the Company’s assets (including after-acquired assets, all receivables, intellectual property and the stock in its subsidiaries (collectively, the “Collateral”) on the terms and conditions set forth in this Note and the other transaction documents.

(ii) Uniform Commercial Code Security Agreement. This Section is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and the Company hereby grants Holder a security interest in said items. The Company agrees that Holder may file any appropriate document in the appropriate index or filing office as a financing statement for any of the items specified above as part of the Collateral. In addition, the Company agrees to execute and deliver to the Holder, upon the Holder’s request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Note in such form as the Holder may reasonably require to perfect a security interest with respect to said items. The Company shall pay all costs of filing such financing statements in all jurisdictions requested by Holder including the costs of any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Holder may reasonably require. Without the prior written consent of Holder, the Company shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Collateral, other than the security interests of Secured Party, including replacements and additions thereto. Upon the occurrence of an Event of Default, the Secured Party shall have the remedies of a payee under the Uniform Commercial Code and, at Secured Party's option, may also invoke the other remedies provided in this Note as to such items. In exercising any of said remedies, Secured Party may proceed against Collateral without in any way affecting the availability of Secured Party's remedies under the Uniform Commercial Code or of the other remedies provided in this Note.

   (i)  Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

   (j)  Invalidity. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

   (k)  Headings. Headings used in this Note are inserted for convenience only and shall not affect the meaning of any term or provision of this Note.

   (l)  Assignment. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder.

   (m)  CONSENT TO JURISDICTION. THE CORPORATION AND HOLDER EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. THE CORPORATION AND HOLDER EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN EITHER THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND ACCORDINGLY, THE CORPORATION AND HOLDER EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

   (n)  Entire Agreement. This Note, the other Series Notes, the Subscription Agreements, the Investor Questionnaire and the Warrants issued to the Holders exercisable for shares of the Company’s Common Stock (collectively, the “Financing Documents”) are intended by the Company and the Holders to be the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. The Financing Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer as of the ___ day of December, 2006.

TASKER PRODUCTS CORP.

By:
Name:
Title:

ANNEX A

CONVERSION FORM

TO: Tasker Products Corp.

The undersigned holder of the within Note hereby irrevocably elects to convert such Note (or $               of the principal amount thereof*) into Common Stock of Tasker Products Corp. (the “Company”) in accordance with the terms of such Note and directs that the Common Stock issuable and deliverable upon the conversion be issued and delivered to the undersigned.

The undersigned acknowledges, represents and warrants to the Company that (a) it is acquiring the Common Stock (and the other securities issuable, directly or indirectly, if any, upon the conversion thereof) for investment for the undersigned’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part hereof; and the undersigned has not been organized for the purpose of acquiring the Common Stock (and the other securities issuable, directly or indirectly, if any, upon the conversion thereof); (b) it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended, as presently in effect; and (c) it is a resident of, or has a principal place of business in, the State at the address set forth below:

DATED:

[Print name of entity if applicable]

____________________________

By:__________________________

Name:

Title:

Address:

* If less than the full principal amount of the Note is to be converted, indicate in the space provided the principal amount to be converted.